Destinations Real Assets FundSummary Prospectus
Class / Ticker: I / DRAFX, Z / DRAZXNovember 13, 2024

This summary prospectus (“Summary Prospectus”) is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus dated November 13, 2024 and statement of additional information dated November 13, 2024, are all incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at https://destinationsfunds.com/#home; by calling 1-877-771-7979; or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses*	0.30%	0.15%
Acquired Fund Fees and Expenses (AFFE)**	0.04%	0.04%
Total Annual Fund Operating Expenses***	1.34%	1.19%
Fee Waivers and Expense Reimbursements	(0.24)%*	(0.24)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.10%	0.95%

*
Other Expenses are based on estimated amounts for the current fiscal year.

**
AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment companies, and are estimated for the current fiscal year.

***
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2026 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$112	$402	$714	$1,598
Class Z Shares	$97	$356	$634	$1,428

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund has not been an active component in the advisory models that are implemented through the Destinations Funds. Accordingly, the Adviser was the sole beneficial owner of the Fund and the Fund had only de minimis assets, which consisted entirely of cash. Therefore, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in “real assets.” The term “real assets” is defined broadly by the Fund to include any assets that have physical properties, such as energy, materials, natural resources, industrials, utilities or real estate (including real estate investment trusts (“REITs”)) as well as direct or indirect exposure to commodities (e.g., commodity-linked derivative instruments), subject to limitations of applicable law. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders. The Fund will concentrate its assets in the real assets sector.
Under normal market conditions, the Fund will invest at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the energy, materials, industrials or utilities sectors and at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the real estate sector.
Companies in natural resources industries include companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.
The Fund may invest in derivatives for both hedging and non-hedging purposes. The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets.
The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Adviser and/or Sub-adviser may invest the Fund’s assets in securities of issuers of all capitalizations located anywhere in the world, including emerging markets.

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers. The Fund will likely hold a more limited number of securities than many other mutual funds. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as described in detail in the “Taxes” section of the SAI. If a Sub-Adviser is unable to find suitable investments for the entire portion of its portfolio, any uninvested assets may be held in cash or cash equivalents.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help the Fund’s performance.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Real Assets Risk. Investments in the energy, materials, industrials, utilities and real estate sectors involve a high degree of risk, including significant financial, operating, and competitive risks. Investments in REITs and MLPs expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Concentration Risk. Concentrating investments in the real assets sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In particular, the Fund’s investments will be concentrated in companies that conduct their principal business activities in the energy and other natural resources groups of industries.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including open-end funds, closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses.
Commodity Investments Risk. The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, pandemics, epidemics, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the Fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Natural Resources Investment Risk. Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalizations companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub- advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Non-Diversified Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
MLP Risk. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting the industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
Since February 1, 2021 through the date of this prospectus, the Fund has not been an active component in the advisory models that are implemented through the Destinations Funds. Accordingly, during the period, the Adviser was the sole beneficial owner of the Fund and the Fund had only de minimis assets, which consisted entirely of cash.
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

Annual Total Returns (%) as of December 31, 2023

*
As described above, since February 1, 2021 through the date of this prospectus, the Fund’s portfolio has consisted entirely of cash.

The Fund’s best and worst calendar quarters
Best Quarter: 20.39% (June 30, 2020)
Worst Quarter: (-38.69)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2024 to March 31, 2024 was 0.00%.
AVERAGE ANNUAL TOTAL RETURNS*
(For the period ended December 31, 2023)
	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	0.00%	-8.26%	-13.03%
Class Z**	0.00%	-7.37%	-15.44%
Return After Taxes on Distributions
Class I	0.00%	-11.08%	-15.17%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	0.00%	-6.61%	-9.18%
FTSE All World Developed Index (reflects no deduction for fees, expenses, or taxes)	23.60%	12.56%	9.83%

*
Since February 1, 2021 through the date of this prospectus, the Fund’s portfolio has consisted entirely of cash

**
The Fund’s Class Z shares commenced operations on July 16, 2018.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Destinations Real Assets Fund (continued)
Class / Ticker: I / DRAFX, Z / DRAZX

Investment adviser
Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.
Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	Since 2024	Deputy Chief Investment Officer – Destinations Portfolios
Andrew Goins, CFA	Since 2024	Senior Portfolio Manager
Timothy Holland, CFA	Since 2024	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT, & BFA	Since 2024	Chief Investment Officer & Senior Portfolio Manager
Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Delaware Investments Fund Advisers, a Series of Macquarie Investment Management Business Trust
Stefan Löwenthal, CFA, Managing Director and Head of Global Multi-Asset	Since 2024
Jürgen Wurzer, CFA, Managing Director and Deputy Head of Global Multi-Asset	Since 2024
Aaron Young, Managing Director and Senior Portfolio Manager – Global Multi-Asset	Since 2024
Newton Investment Management North America, LLC
Brock Campbell, CFA, Head of Global Equity Research and Portfolio Manager	Since 2024
David Intoppa, Portfolio Manager and Research Analyst	Since 2024
Nuveen Asset Management, LLC
Ben Kerl, Portfolio Manager and Head of Public Real Assets	Since 2024
Jagdeep Ghuman, Portfolio Manager and Director of Research, Asia	Since 2024
Tryg Sarsland, Portfolio Manager and Director of Global Infrastructure Research	Since 2024
Noah Hauser, CFA, Portfolio Manager and Head of Infrastructure Investments	Since 2024
Scott Sedlak, Portfolio Manager and Head of U.S. Real Estate Investments	Since 2024
Crispin Royle-Davies, Portfolio Manager	Since 2024

Destinations Real Assets Fund (concluded)
Class / Ticker: I / DRAFX, Z / DRAZX

Purchase and sale of Fund shares
Fund shares are currently available primarily to investors participating in Brinker Capital Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Fund as an investment solution. Notwithstanding the Fund having been designed for asset allocation-based advisory programs, the Fund is also available individually through the Orion platform or certain other investment platforms outside of an advisory program. Subject to the structure of their overall investment portfolio, investors who invest in just the Fund, or who invest in a group of funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Fund through an investment advisory program. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.
Payments to financial intermediaries
Neither the Adviser nor the Fund pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Fund, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.